UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22127
Columbia Funds Variable Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

December
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
CTIVP
®
– BlackRock Global Inflation-Protected Securities Fund
Class 1
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about CTIVP
®
– BlackRock Global Inflation-Protected Securities Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$ 61	0.61%
Management's Discussion of Fund Performance
The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Non-benchmark allocations to rental-linked commercial mortgage-backed securities and agency mortgage-backed securities produced positive contributions relative to the benchmark as credit spreads moved lower and a resilient economy drove rental price increases.
Inflation
| Lower breakeven inflation expectations followed lower readings on the consumer price index (CPI), and opportunities to establish positions at more attractive levels. U.S. breakeven inflation positioning contributed positively over the year. In addition, tactical trading and positioning with regard to macroeconomic and capital market events also contributed positively to performance relative to the benchmark.
Top Performance Detractors
Interest rate positioning
| The Fund’s positioning with respect to U.S. interest rates was the largest detractor over the trailing year. With an expectation that lower inflation in the second half of the year would allow the Federal Reserve to ease monetary policy and lower interest rates, the Fund was positioned overweight U.S. duration. Though CPI increases slowed and the Federal Reserve did lower the federal funds target rate, the yield curve steepened and rose across most tenors, impacting long-duration bonds most significantly and detracting from relative performance.
Emerging markets
| While emerging markets were a relative bright spot within fixed-income markets in 2024, positioning in Mexico detracted within the Fund as the Peso came under pressure and an active currency position detracted relative to the Fund’s USD-hedged benchmark.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	(0.92)	(0.55)	1.42
Bloomberg World Government Inflation-Linked Bond Index USD Hedged	(0.28)	0.04	2.04
Bloomberg Global Aggregate Index (a)	(1.69)	(1.96)	0.15
(a)
Effective August 1, 2024, the Fund compares its performance to the Bloomberg Global Aggregate Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 71,867,588
Total number of portfolio holdings	280
Management services fees (represents 0.51% of Fund average net assets)	$ 397,157
Portfolio turnover for the reporting period	78%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2024, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative Exposure
Long
Foreign Exchange Risk	2.2%
Interest Rate Risk	60.2%
Short
Foreign Exchange Risk	49.1%
Interest Rate Risk	76.1%
Credit Quality
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment
Advisers
, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

CTIVP
®
– BlackRock Global Inflation-Protected Securities Fund
Class 2
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about CTIVP
®
– BlackRock Global Inflation-Protected Securities Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$ 86	0.86%
Management's Discussion of Fund Performance
The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Non-benchmark allocations to rental-linked commercial mortgage-backed securities and agency mortgage-backed securities produced positive contributions relative to the benchmark as credit spreads moved lower and a resilient economy drove rental price increases.
Inflation
| Lower breakeven inflation expectations followed lower readings on the consumer price index (CPI), and opportunities to establish positions at more attractive levels. U.S. breakeven inflation positioning contributed positively over the year. In addition, tactical trading and positioning with regard to macroeconomic and capital market events also contributed positively to performance relative to the benchmark.
Top Performance Detractors
Interest rate positioning
| The Fund’s positioning with respect to U.S. interest rates was the largest detractor over the trailing year. With an expectation that lower inflation in the second half of the year would allow the Federal Reserve to ease monetary policy and lower interest rates, the Fund was positioned overweight U.S. duration. Though CPI increases slowed and the Federal Reserve did lower the federal funds target rate, the yield curve steepened and rose across most tenors, impacting long-duration bonds most significantly and detracting from relative performance.
Emerging markets
| While emerging markets were a relative bright spot within fixed-income markets in 2024, positioning in Mexico detracted within the Fund as the Peso came under pressure and an active currency position detracted relative to the Fund’s USD-hedged benchmark.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	(1.20)	(0.78)	1.16
Bloomberg World Government Inflation-Linked Bond Index USD Hedged	(0.28)	0.04	2.04
Bloomberg Global Aggregate Index (a)	(1.69)	(1.96)	0.15
(a)
Effective August 1, 2024, the Fund compares its performance to the Bloomberg Global Aggregate Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 71,867,588
Total number of portfolio holdings	280
Management services fees (represents 0.51% of Fund average net assets)	$ 397,157
Portfolio turnover for the reporting period	78%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2024, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative
Exposure
Long
Foreign Exchange Risk	2.2%
Interest Rate Risk	60.2%
Short
Foreign Exchange Risk	49.1%
Interest Rate Risk	76.1%
Credit Quality
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

CTIVP
®
– BlackRock Global Inflation-Protected Securities Fund
Class 3
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about CTIVP
®
– BlackRock Global Inflation-Protected Securities Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 3	$ 74	0.74%
Management's Discussion of Fund Performance
The performance of Class 3 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Non-benchmark allocations to rental-linked commercial mortgage-backed securities and agency mortgage-backed securities produced positive contributions relative to the benchmark as credit spreads moved lower and a resilient economy drove rental price increases.
Inflation
| Lower breakeven inflation expectations followed lower readings on the consumer price index (CPI), and opportunities to establish positions at more attractive levels. U.S. breakeven inflation positioning contributed positively over the year. In addition, tactical trading and positioning with regard to macroeconomic and capital market events also contributed positively to performance relative to the benchmark.
Top Performance Detractors
Interest rate positioning
| The Fund’s positioning with respect to U.S. interest rates was the largest detractor over the trailing year. With an expectation that lower inflation in the second half of the year would allow the Federal Reserve to ease monetary policy and lower interest rates, the Fund was positioned overweight U.S. duration. Though CPI increases slowed and the Federal Reserve did lower the federal funds target rate, the yield curve steepened and rose across most tenors, impacting long-duration bonds most significantly and detracting from relative performance.
Emerging markets
| While emerging markets were a relative bright spot within fixed-income markets in 2024, positioning in Mexico detracted within the Fund as the Peso came under pressure and an active currency position detracted relative to the Fund’s USD-hedged benchmark.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 3 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 3	(1.06)	(0.68)	1.28
Bloomberg World Government Inflation-Linked Bond Index USD Hedged	(0.28)	0.04	2.04
Bloomberg Global Aggregate Index (a)	(1.69)	(1.96)	0.15
(a)
Effective August 1, 2024, the Fund compares its performance to the Bloomberg Global Aggregate Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 71,867,588
Total number of portfolio holdings	280
Management services fees (represents 0.51% of Fund average net assets)	$ 397,157
Portfolio turnover for the reporting period	78%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At December 31, 2024, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Derivative Exposure
Long
Foreign Exchange Risk	2.2%
Interest Rate Risk	60.2%
Short
Foreign Exchange Risk	49.1%
Interest Rate Risk	76.1%
Credit Quality
Geographic Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	52,505	50,490	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	16,055	12,500	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund
Annual Financial Statements and Additional Information
December 31, 2024
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

CTIVP® – BlackRock Global Inflation-Protected Securities Fund | 2024

Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Commercial Mortgage-Backed Securities - Non-Agency 1.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cayman Islands 0.3%
AREIT Ltd.(a),(b)
Series 2024-CRE9 Class A
1-month Term SOFR + 1.686% Floor 1.687% 05/17/2041	6.084%	195,000	195,670
CONE Trust(a),(b)
Series 2024-DFW1 Class A
1-month Term SOFR + 1.642% Floor 1.642% 08/15/2041	6.446%	10,000	10,050
Total			205,720
United States 0.9%
AMSR Trust(a)
Subordinated Series 2022-SFR3 Class D
10/17/2039	4.000%	155,000	147,690
BFLD Mortgage Trust(a),(b)
Series 2024-VICT Class A
1-month Term SOFR + 1.890% Floor 1.890% 07/15/2041	6.287%	15,000	15,038
COMM Mortgage Trust(a),(b)
Series 2024-WCL1 Class A
1-month Term SOFR + 1.841% Floor 1.841% 06/15/2041	6.627%	30,000	29,893
LBA Trust(a),(b)
Series 2024-BOLT Class A
1-month Term SOFR + 1.591% Floor 1.591% 06/15/2026	6.395%	70,000	70,088
New Residential Mortgage Loan Trust(a)
Subordinated CMO Series 2022-SFR2 Class D
09/04/2039	4.000%	155,000	146,066
Pagaya AI Technology in Housing Trust(a)
Series 2022-1 Class D
08/25/2025	4.250%	47,785	46,805
Progress Residential Trust(a)
Subordinated Series 2022-SFR7 Class D
10/27/2039	5.500%	200,000	198,476
Total			654,056
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $842,951)			859,776

Corporate Bonds & Notes 0.8%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United States 0.8%
Amgen, Inc.
03/02/2033	5.250%		41,000	40,711
AT&T, Inc.
02/15/2034	5.400%		43,000	43,195
Bank of America Corp.(c)
01/23/2035	5.468%		27,000	27,080
Broadcom, Inc.(a)
04/15/2034	3.469%		60,000	51,991
Cheniere Energy Partners LP(a)
08/15/2034	5.750%		38,000	38,176
Citigroup, Inc.(c)
06/11/2035	5.449%		27,000	26,790
Diamondback Energy, Inc.
04/18/2034	5.400%		43,000	42,309
Duke Energy Corp.
06/15/2034	5.450%		38,000	37,942
Goldman Sachs Group, Inc. (The)(c)
07/23/2035	5.330%		30,000	29,451
HCA, Inc.
04/01/2034	5.600%		38,000	37,435
JPMorgan Chase & Co.(c)
07/22/2035	5.294%		35,000	34,640
Morgan Stanley(c)
07/19/2035	5.320%		33,000	32,500
Oracle Corp.
02/06/2033	4.900%		60,000	58,442
Verizon Communications, Inc.
08/10/2033	4.500%		46,000	43,386
Wells Fargo & Co.(c)
01/23/2035	5.499%		27,000	26,839
Total				570,887
Total Corporate Bonds & Notes (Cost $587,900)				570,887

Foreign Government Obligations(d),(e) 1.6%

Belgium 0.1%
Kingdom of Belgium Government Bond(a)
06/22/2054	3.300%	EUR	89,960	89,139
Germany 0.1%
Bundesrepublik Deutschland Bundesanleihe(a)
08/15/2054	2.500%	EUR	75,000	76,214
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Foreign Government Obligations(d),(e) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan 0.2%
Japan Government Thirty-Year Bond
03/20/2054	1.800%	JPY	16,650,000	96,094
Mexico 0.4%
Mexican Bonos
03/01/2029	8.500%	MXN	1,000,000	45,548
05/31/2029	8.500%	MXN	2,000,000	90,874
11/23/2034	7.750%	MXN	300,000	12,028
Mexico Government International Bond
02/12/2034	3.500%		200,000	158,847
Total				307,297
Supranational 0.5%
European Union(a)
03/04/2053	3.000%	EUR	379,830	367,513
United Kingdom 0.3%
United Kingdom Gilt(a)
07/31/2054	4.375%	GBP	203,770	226,043
Total Foreign Government Obligations (Cost $1,253,048)				1,162,300

Inflation-Indexed Bonds(d) 91.4%

Australia 0.9%
Australia Government Bond(a)
11/21/2027	0.750%	AUD	194,973	117,533
09/20/2030	2.500%	AUD	270,269	173,453
11/21/2032	0.250%	AUD	135,628	73,555
08/21/2035	2.000%	AUD	196,744	120,889
08/21/2040	1.250%	AUD	175,759	93,837
02/21/2050	1.000%	AUD	123,400	56,128
Total				635,395
Canada 1.6%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	267,131	196,999
12/01/2031	4.000%	CAD	203,617	167,467
12/01/2036	3.000%	CAD	188,520	154,490
12/01/2041	2.000%	CAD	225,492	168,517
12/01/2044	1.500%	CAD	258,935	179,716
12/01/2047	1.250%	CAD	255,908	169,393
12/01/2050	0.500%	CAD	217,863	119,856
12/01/2054	0.250%	CAD	40,545	20,198
Total				1,176,636
Denmark 0.2%
Denmark Inflation-Linked Government Bond(a)
11/15/2030	0.100%	DKK	857,932	115,980
Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Denmark Inflation-Linked Government Bond
11/15/2034	0.100%	DKK	277,323	36,726
Total				152,706
France 8.9%
France Government Bond OAT(a)
07/25/2027	1.850%	EUR	789,376	846,547
07/25/2029	3.400%	EUR	342,229	393,526
07/25/2030	0.700%	EUR	506,312	520,943
07/25/2032	3.150%	EUR	507,202	606,870
07/25/2047	0.100%	EUR	396,837	308,836
French Republic Government Bond OAT(a)
03/01/2026	0.100%	EUR	372,927	383,919
03/01/2028	0.100%	EUR	469,149	473,314
03/01/2029	0.100%	EUR	649,966	652,988
07/25/2031	0.100%	EUR	343,382	336,908
03/01/2032	0.100%	EUR	199,764	192,519
07/25/2034	0.600%	EUR	104,002	102,035
03/01/2036	0.100%	EUR	284,558	258,225
07/25/2036	0.100%	EUR	360,041	326,590
07/25/2038	0.100%	EUR	201,108	176,236
03/01/2039	0.550%	EUR	89,046	82,761
07/25/2040	1.800%	EUR	478,505	524,562
07/25/2043	0.950%	EUR	82,387	78,845
07/25/2053	0.100%	EUR	212,938	156,485
Total				6,422,109
Germany 2.7%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(a)
04/15/2030	0.500%	EUR	650,490	675,902
Deutsche Bundesrepublik Inflation-Linked Bond(a)
04/15/2026	0.100%	EUR	578,801	593,211
04/15/2033	0.100%	EUR	290,527	291,182
04/15/2046	0.100%	EUR	416,536	385,425
Total				1,945,720
Italy 6.2%
Italy Buoni Poliennali Del Tesoro(a)
05/15/2026	0.650%	EUR	192,642	198,254
09/15/2026	3.100%	EUR	428,362	462,346
05/15/2028	1.300%	EUR	651,720	682,040
05/15/2029	1.500%	EUR	157,071	164,395
09/15/2032	1.250%	EUR	490,486	503,271
05/15/2033	0.100%	EUR	475,219	433,482
09/15/2035	2.350%	EUR	445,143	492,583
05/15/2036	1.800%	EUR	178,706	183,516
05/15/2039	2.400%	EUR	83,328	89,994
09/15/2041	2.550%	EUR	596,572	663,283
05/15/2051	0.150%	EUR	187,601	125,309
Italy Buoni Poliennali Del Tesoro
05/15/2030	0.400%	EUR	445,899	440,671
Total				4,439,144
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan 2.2%
Japanese Government CPI-Linked Bond
03/10/2026	0.100%	JPY	43,031,916	277,928
03/10/2027	0.100%	JPY	36,149,750	238,505
03/10/2028	0.100%	JPY	33,181,036	219,201
03/10/2029	0.100%	JPY	35,579,375	235,925
03/10/2030	0.200%	JPY	8,472,204	58,537
03/10/2031	0.005%	JPY	18,007,200	120,867
03/10/2032	0.005%	JPY	20,960,958	140,036
03/10/2033	0.005%	JPY	21,283,116	141,351
03/10/2034	0.005%	JPY	17,760,702	117,245
Total				1,549,595
New Zealand 0.4%
New Zealand Government Inflation-Linked Bond(a)
09/20/2030	3.000%	NZD	119,811	69,551
09/20/2035	2.500%	NZD	207,109	113,495
New Zealand Government Inflation-Linked Bond
09/20/2040	2.500%	NZD	191,987	101,273
Total				284,319
Spain 2.6%
Spain Government Inflation-Linked Bond(a)
11/30/2027	0.650%	EUR	496,938	514,890
11/30/2030	1.000%	EUR	504,200	526,323
11/30/2033	0.700%	EUR	624,753	624,006
11/30/2036	1.150%	EUR	86,661	87,844
11/30/2039	2.050%	EUR	127,595	142,044
Total				1,895,107
Sweden 0.5%
Sweden Inflation-Linked Bond
12/01/2028	3.500%	SEK	2,035,230	203,214
Sweden Inflation-Linked Bond(a)
06/01/2030	0.125%	SEK	444,679	39,013
06/01/2032	0.125%	SEK	795,526	69,296
06/01/2039	0.125%	SEK	304,318	24,857
Total				336,380
United Kingdom 19.1%
United Kingdom Gilt Inflation-Linked Bond(a)
03/22/2026	0.125%	GBP	461,441	575,135
11/22/2027	1.250%	GBP	654,300	839,539
08/10/2028	0.125%	GBP	587,660	727,685
03/22/2029	0.125%	GBP	584,192	717,462
07/22/2030	4.125%	GBP	328,427	487,267
08/10/2031	0.125%	GBP	292,756	352,873
11/22/2032	1.250%	GBP	89,968	115,869
03/22/2034	0.750%	GBP	605,660	738,666
01/26/2035	2.000%	GBP	445,274	599,805
11/22/2036	0.125%	GBP	210,361	231,744
11/22/2037	1.125%	GBP	579,552	710,896
Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
03/22/2039	0.125%	GBP	441,095	456,633
03/22/2040	0.625%	GBP	568,395	624,132
08/10/2041	0.125%	GBP	390,622	385,905
11/22/2042	0.625%	GBP	524,086	554,548
03/22/2044	0.125%	GBP	636,602	587,060
03/22/2046	0.125%	GBP	460,733	406,692
11/22/2047	0.750%	GBP	487,211	492,565
08/10/2048	0.125%	GBP	383,886	323,443
03/22/2050	0.500%	GBP	507,772	462,817
03/22/2051	0.125%	GBP	338,745	271,084
03/22/2052	0.250%	GBP	460,027	378,046
11/22/2055	1.250%	GBP	471,605	509,163
11/22/2056	0.125%	GBP	238,653	177,140
03/22/2058	0.125%	GBP	377,132	275,729
03/22/2062	0.375%	GBP	472,162	367,128
11/22/2065	0.125%	GBP	274,535	183,270
03/22/2068	0.125%	GBP	509,577	332,014
03/22/2073	0.125%	GBP	107,711	74,329
United Kingdom Inflation-Linked Gilt(a)
11/22/2033	0.750%	GBP	215,166	264,089
03/22/2045	0.625%	GBP	209,338	210,583
11/22/2054	1.250%	GBP	288,963	310,449
Total				13,743,760
United States 46.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2026	0.625%		152,776	150,652
01/15/2026	2.000%		763,406	763,317
04/15/2026	0.125%		613,872	599,052
07/15/2026	0.125%		416,144	406,341
01/15/2027	0.375%		896,974	869,399
01/15/2027	2.375%		657,422	663,457
04/15/2027	0.125%		995,020	953,664
07/15/2027	0.375%		1,187,196	1,145,644
10/15/2027	1.625%		959,049	953,392
01/15/2028	0.500%		1,131,145	1,081,701
01/15/2028	1.750%		565,039	561,044
04/15/2028	1.250%		1,010,294	984,524
04/15/2028	3.625%		753,348	790,604
07/15/2028	0.750%		916,747	880,721
01/15/2029	0.875%		206,273	197,039
01/15/2029	2.500%		525,618	535,042
04/15/2029	2.125%		1,000,139	1,001,702
04/15/2029	3.875%		892,884	957,932
07/15/2029	0.250%		999,589	925,986
10/15/2029	1.625%		1,183,776	1,164,123
01/15/2030	0.125%		1,061,277	964,187
07/15/2030	0.125%		1,200,400	1,082,424
01/15/2031	0.125%		1,200,494	1,065,907
07/15/2031	0.125%		1,183,649	1,042,443
04/15/2032	3.375%		179,617	194,527
07/15/2032	0.625%		1,222,245	1,093,050
01/15/2033	1.125%		1,202,782	1,106,936
07/15/2033	1.375%		1,132,913	1,060,336
01/15/2034	1.750%		1,169,650	1,121,951
07/15/2034	1.875%		1,211,212	1,174,166
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Inflation-Indexed Bonds(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2040	2.125%	508,240	490,233
02/15/2041	2.125%	785,590	759,813
02/15/2042	0.750%	718,053	550,180
02/15/2043	0.625%	713,950	522,689
02/15/2044	1.375%	731,398	608,260
02/15/2045	0.750%	717,167	519,554
02/15/2046	1.000%	626,148	471,299
02/15/2047	0.875%	555,764	401,735
02/15/2048	1.000%	537,634	395,644
02/15/2049	1.000%	250,890	182,767
02/15/2050	0.250%	534,097	311,320
02/15/2051	0.125%	497,104	273,427
02/15/2052	0.125%	310,362	168,202
02/15/2053	1.500%	472,559	378,545
02/15/2054	2.125%	488,557	452,430
U.S. Treasury Inflation-Indexed Bond(f)
01/15/2032	0.125%	1,338,031	1,160,429
Total			33,137,790
Total Inflation-Indexed Bonds (Cost $77,525,612)			65,718,661

Residential Mortgage-Backed Securities - Agency 2.1%

United States 2.1%
Federal Home Loan Mortgage Corp.
10/01/2054	5.500%	195,835	193,321
Federal National Mortgage Association
02/01/2054	5.500%	147,364	145,471
11/01/2054	5.000%	828,250	799,679
Uniform Mortgage-Backed Security TBA(g)
01/14/2055	5.500%	371,910	366,982
Total			1,505,453
Total Residential Mortgage-Backed Securities - Agency (Cost $1,525,745)			1,505,453

Residential Mortgage-Backed Securities - Non-Agency 1.1%

United States 1.1%
ACRA Trust(a),(c)
CMO Series 2024-NQM1 Class A1
10/25/2064	5.608%	149,109	148,808
CSMC Trust(a),(h)
CMO Series 2022-NQM5 Class A1
05/25/2067	5.169%	225,167	225,662
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(h)
CMO Series 2021-3 Class A1
09/25/2066	1.241%	113,261	91,347
PRKCM Trust(a),(h)
CMO Series 2022-AFC2 Class A1
08/25/2057	5.335%	78,707	78,370
SG Residential Mortgage Trust(a),(h)
CMO Series 2021-1 Class A1
07/25/2061	1.160%	134,931	108,094
SG Residential Mortgage Trust(a),(c)
CMO Series 2022-2 Class A1
08/25/2062	5.353%	80,780	80,754
Verus Securitization Trust(a),(c)
CMO Series 2022-7 Class A1
07/25/2067	5.152%	89,184	88,617
Total			821,652
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $813,094)			821,652

U.S. Treasury Obligations 0.3%

United States 0.3%
U.S. Treasury
02/15/2049	3.000%	245,000	178,429
Total U.S. Treasury Obligations (Cost $189,787)			178,429

Call Option Contracts Purchased 0.1%
Value ($)
(Cost $57,405)	32,206

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.573%(i),(j)	1,137,171	1,136,943
Total Money Market Funds (Cost $1,136,949)		1,136,943
Total Investments in Securities (Cost $83,932,491)		71,986,307
Other Assets & Liabilities, Net		(118,719)
Net Assets		$71,867,588
At December 31, 2024, securities and/or cash totaling $292,987 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
266,136,000 JPY	1,769,215 USD	Citi	01/07/2025	76,967	—
4,318 USD	645,431 JPY	Citi	01/07/2025	—	(214)
36,774 AUD	23,900 USD	Citi	02/04/2025	1,138	—
17,399 CAD	12,456 USD	Citi	02/04/2025	337	—
1,099,000 DKK	156,092 USD	Citi	02/04/2025	3,178	—
110,049 EUR	116,555 USD	Citi	02/04/2025	2,411	—
4,000 GBP	5,108 USD	Citi	02/04/2025	102	—
508,000 NZD	300,041 USD	Citi	02/04/2025	15,753	—
3,908,084 SEK	358,376 USD	Citi	02/04/2025	4,529	—
179,893 USD	172,000 EUR	Citi	02/04/2025	—	(1,493)
234,199 USD	184,061 GBP	Citi	02/04/2025	—	(3,836)
5,126,621 MXN	249,408 USD	Citi	03/19/2025	6,588	—
128,402 USD	2,636,703 MXN	Citi	03/19/2025	—	(3,516)
2,776,441 JPY	17,666 USD	Deutsche Bank	01/07/2025	12	—
996,000 AUD	645,917 USD	Deutsche Bank	02/04/2025	29,422	—
1,687,000 CAD	1,204,201 USD	Deutsche Bank	02/04/2025	29,163	—
11,972 CAD	8,334 USD	Deutsche Bank	02/04/2025	—	(5)
15,034,000 EUR	15,908,511 USD	Deutsche Bank	02/04/2025	315,116	—
11,987,000 GBP	15,143,104 USD	Deutsche Bank	02/04/2025	140,726	—
5,510 USD	8,899 AUD	Deutsche Bank	02/04/2025	—	(2)
187,815 USD	181,148 EUR	Deutsche Bank	02/04/2025	73	—
815,143 USD	650,925 GBP	Deutsche Bank	02/04/2025	—	(475)
10,049 USD	110,840 SEK	Deutsche Bank	02/04/2025	—	(13)
Total				625,515	(9,554)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month SOFR	7	12/2025	USD	1,680,350	—	(2,460)
Long Gilt	9	03/2025	GBP	831,690	—	(31,492)
U.S. Treasury 2-Year Note	3	03/2025	USD	616,828	324	—
U.S. Treasury 2-Year Note	6	03/2025	USD	1,233,656	—	(1,825)
U.S. Treasury 5-Year Note	8	03/2025	USD	850,438	—	(9,663)
Total					324	(45,440)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
30-Day Fed Funds	(2)	01/2025	USD	(797,335)	—	(315)
Canadian Government 10-Year Bond	(3)	03/2025	CAD	(367,830)	—	(4,765)
Euro-Buxl 30-Year	(1)	03/2025	EUR	(132,680)	8,621	—
U.S. Long Bond	(2)	03/2025	USD	(227,688)	5,319	—
U.S. Treasury 10-Year Note	(4)	03/2025	USD	(435,000)	1,285	—
U.S. Treasury Ultra 10-Year Note	(5)	03/2025	USD	(556,563)	6,867	—
Total					22,092	(5,080)

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
1-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	9,377,000	9,377,000	3.74	05/16/2025	20,187	11,359
1-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	4,662,000	4,662,000	3.74	05/16/2025	9,280	5,648
1-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	2,331,000	2,331,000	3.74	05/16/2025	5,029	2,824
3-Month SOFR	UBS	USD	15,832,575	66	96.25	04/11/2025	22,909	12,375
Total							57,405	32,206

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(224,000)	(224,000)	3.21	06/04/2025	(1,816)	(651)
10-Year OTC interest rate swap with Deutsche Bank to receive SOFR and pay exercise rate	Deutsche Bank	USD	(220,000)	(220,000)	2.76	03/28/2025	(1,777)	(35)
1-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(2,331,000)	(2,331,000)	2.94	05/16/2025	(1,136)	(528)
1-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(9,377,000)	(9,377,000)	2.94	05/16/2025	(5,465)	(2,123)
3-Month SOFR	UBS	USD	(15,832,575)	(66)	97.00	04/11/2025	(6,341)	(3,300)
Total							(16,535)	(6,637)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(224,000)	(224,000)	4.21	06/04/2025	(2,014)	(3,692)
10-Year OTC interest rate swap with Deutsche Bank to receive exercise rate and pay SOFR	Deutsche Bank	USD	(220,000)	(220,000)	3.76	03/28/2025	(1,908)	(7,289)
1-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(4,662,000)	(4,662,000)	2.94	05/16/2025	(2,054)	(1,055)
Total							(5,976)	(12,036)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR	Fixed rate of 4.360%	Receives Annually, Pays Annually	Goldman Sachs	01/29/2025	USD	16,550,000	133	—	—	133	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.192%	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/27/2025	USD	375,000	2,893	—	—	2,893	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.219%	Receives at Maturity, Pays at Maturity	Goldman Sachs	01/30/2026	USD	390,000	3,315	—	—	3,315	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.481%	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/20/2026	USD	405,000	1,234	—	—	1,234	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.299%	Receives at Maturity, Pays at Maturity	Goldman Sachs	06/17/2026	USD	1,150,000	1,208	—	—	1,208	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.452%	Receives at Maturity, Pays at Maturity	Goldman Sachs	07/02/2026	USD	415,000	(803)	—	—	—	(803)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.053%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/09/2026	USD	395,000	2,879	—	—	2,879	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.210%	Receives at Maturity, Pays at Maturity	Goldman Sachs	09/27/2026	USD	220,000	1,268	—	—	1,268	—
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.176%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/07/2028	USD	1,180,000	12,116	—	—	12,116	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.275%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/28/2028	USD	115,000	872	—	—	872	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.547%	Receives at Maturity, Pays at Maturity	Goldman Sachs	10/03/2028	USD	775,000	957	—	—	957	—
Fixed rate of 2.451%	U.S. CPI Urban Consumers NSA	Receives at Maturity, Pays at Maturity	Goldman Sachs	12/13/2029	USD	150,000	(309)	—	—	—	(309)
UK Retail Price Index All Items Monthly	Fixed rate of 3.790%	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2033	GBP	710,000	(6,548)	—	—	—	(6,548)
UK Retail Price Index All Items Monthly	Fixed rate of 3.670%	Receives at Maturity, Pays at Maturity	Goldman Sachs	03/15/2034	GBP	275,000	(3,979)	—	—	—	(3,979)
Fixed rate of 4.000%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	03/19/2035	USD	287,000	(1,858)	—	—	—	(1,858)
SOFR	Fixed rate of 3.771%	Receives Annually, Pays Annually	Goldman Sachs	04/03/2035	USD	88,035	2,207	—	—	2,207	—
SOFR	Fixed rate of 3.928%	Receives Annually, Pays Annually	Goldman Sachs	04/03/2035	USD	111,000	1,373	—	—	1,373	—
SOFR	Fixed rate of 3.818%	Receives Annually, Pays Annually	Goldman Sachs	04/03/2035	USD	44,400	943	—	—	943	—
Fixed rate of 3.766%	SOFR	Receives Annually, Pays Annually	Goldman Sachs	04/03/2035	USD	22,289	(569)	—	—	—	(569)
SOFR	Fixed rate of 3.929%	Receives Annually, Pays Annually	Goldman Sachs	06/04/2035	USD	89,600	1,084	—	—	1,084	—
SOFR	Fixed rate of 3.951%	Receives Annually, Pays Annually	Goldman Sachs	06/04/2035	USD	89,600	926	—	—	926	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.550%	Receives at Maturity, Pays at Maturity	Goldman Sachs	05/07/2049	USD	25,000	(528)	—	—	—	(528)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.468%	Receives at Maturity, Pays at Maturity	Goldman Sachs	07/15/2049	USD	25,000	(202)	—	—	—	(202)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.310%	Receives at Maturity, Pays at Maturity	Goldman Sachs	08/23/2049	USD	10,000	191	—	—	191	—
6-Month EURIBOR	Fixed rate of 2.490%	Receives SemiAnnually, Pays Annually	Goldman Sachs	02/19/2054	EUR	90,090	(7,054)	—	—	—	(7,054)
6-Month EURIBOR	Fixed rate of 2.506%	Receives SemiAnnually, Pays Annually	Goldman Sachs	02/20/2054	EUR	90,090	(7,379)	—	—	—	(7,379)
6-Month EURIBOR	Fixed rate of 2.513%	Receives SemiAnnually, Pays Annually	Goldman Sachs	02/20/2054	EUR	126,000	(10,535)	—	—	—	(10,535)
6-Month EURIBOR	Fixed rate of 2.511%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/01/2054	EUR	45,000	(3,769)	—	—	—	(3,769)
6-Month EURIBOR	Fixed rate of 2.456%	Receives SemiAnnually, Pays Annually	Goldman Sachs	03/22/2054	EUR	19,000	(1,378)	—	—	—	(1,378)
6-Month EURIBOR	Fixed rate of 2.543%	Receives SemiAnnually, Pays Annually	Goldman Sachs	04/22/2054	EUR	73,000	(6,692)	—	—	—	(6,692)
6-Month EURIBOR	Fixed rate of 2.429%	Receives SemiAnnually, Pays Annually	Goldman Sachs	06/19/2054	EUR	17,000	(1,197)	—	—	—	(1,197)
6-Month EURIBOR	Fixed rate of 2.429%	Receives SemiAnnually, Pays Annually	Goldman Sachs	06/20/2054	EUR	16,000	(1,129)	—	—	—	(1,129)
Fixed rate of 2.441%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	06/24/2054	EUR	11,000	808	—	—	808	—
6-Month EURIBOR	Fixed rate of 2.276%	Receives SemiAnnually, Pays Annually	Goldman Sachs	07/11/2054	EUR	16,500	(128)	—	—	—	(128)
6-Month EURIBOR	Fixed rate of 2.250%	Receives SemiAnnually, Pays Annually	Goldman Sachs	07/11/2054	EUR	16,000	(276)	—	—	—	(276)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.260%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	10/22/2054	EUR	20,000	500	—	—	500	—
6-Month EURIBOR	Fixed rate of 2.331%	Receives SemiAnnually, Pays Annually	Goldman Sachs	10/24/2054	EUR	10,000	(366)	—	—	—	(366)
Fixed rate of 2.184%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Goldman Sachs	11/07/2054	EUR	12,000	48	—	—	48	—
U.S. CPI Urban Consumers NSA	Fixed rate of 2.507%	Receives at Maturity, Pays at Maturity	Goldman Sachs	11/08/2054	USD	90,000	(1,278)	—	—	—	(1,278)
Total							(21,022)	—	—	34,955	(55,977)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
6-Month EURIBOR	Euro Interbank Offered Rate	2.568%
SOFR	Secured Overnight Financing Rate	4.370%
UK Retail Price Index All Items Monthly	United Kingdom Retail Price Index All Items	2.500%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	2.900%
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2024, the total value of these securities amounted to $31,603,260, which represents 43.97% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2024.
(c)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2024.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	Represents a security purchased on a when-issued basis.
(h)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2024.

(i)	The rate shown is the seven-day current annualized yield at December 31, 2024.
(j)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	76,094	15,402,273	(14,341,413)	(11)	1,136,943	226	17,386	1,137,171
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Commercial Mortgage-Backed Securities - Non-Agency	—	859,776	—	859,776
Corporate Bonds & Notes	—	570,887	—	570,887
Foreign Government Obligations	—	1,162,300	—	1,162,300
Inflation-Indexed Bonds	—	65,718,661	—	65,718,661
Residential Mortgage-Backed Securities - Agency	—	1,505,453	—	1,505,453
Residential Mortgage-Backed Securities - Non-Agency	—	821,652	—	821,652
U.S. Treasury Obligations	—	178,429	—	178,429
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Call Option Contracts Purchased	12,375	19,831	—	32,206
Money Market Funds	1,136,943	—	—	1,136,943
Total Investments in Securities	1,149,318	70,836,989	—	71,986,307
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	625,515	—	625,515
Futures Contracts	22,416	—	—	22,416
Swap Contracts	—	34,955	—	34,955
Liability
Forward Foreign Currency Exchange Contracts	—	(9,554)	—	(9,554)
Futures Contracts	(50,520)	—	—	(50,520)
Call Option Contracts Written	(3,300)	(3,337)	—	(6,637)
Put Option Contracts Written	—	(12,036)	—	(12,036)
Swap Contracts	—	(55,977)	—	(55,977)
Total	1,117,914	71,416,555	—	72,534,469
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $82,738,137)	$70,817,158
Affiliated issuers (cost $1,136,949)	1,136,943
Option contracts purchased (cost $57,405)	32,206
Cash	2,102
Foreign currency (cost $121,661)	120,786
Margin deposits on:
Futures contracts	57,114
Swap contracts	226,000
Unrealized appreciation on forward foreign currency exchange contracts	625,515
Receivable for:
Capital shares sold	177
Dividends	3,576
Interest	262,832
Foreign tax reclaims	1,976
Variation margin for futures contracts	5,555
Variation margin for swap contracts	9,455
Expense reimbursement due from Investment Manager	354
Prepaid expenses	4,023
Total assets	73,305,772
Liabilities
Option contracts written, at value (premiums received $22,511)	18,673
Unrealized depreciation on forward foreign currency exchange contracts	9,554
Cash collateral due to broker for:
Option contracts written	19,995
Payable for:
Investments purchased	654,363
Investments purchased on a delayed delivery basis	372,896
Capital shares redeemed	96,351
Variation margin for futures contracts	1,379
Variation margin for swap contracts	1,094
Management services fees	1,002
Distribution and/or service fees	309
Service fees	3,705
Compensation of chief compliance officer	13
Compensation of board members	393
Other expenses	39,185
Deferred compensation of board members	219,272
Total liabilities	1,438,184
Net assets applicable to outstanding capital stock	$71,867,588
Represented by
Paid in capital	95,836,938
Total distributable earnings (loss)	(23,969,350)
Total - representing net assets applicable to outstanding capital stock	$71,867,588
Class 1
Net assets	$1,138,855
Shares outstanding	260,470
Net asset value per share	$4.37
Class 2
Net assets	$19,633,630
Shares outstanding	4,619,848
Net asset value per share	$4.25
Class 3
Net assets	$51,095,103
Shares outstanding	11,765,512
Net asset value per share	$4.34
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — affiliated issuers	$17,386
Interest	2,473,113
Foreign taxes withheld	(545)
Total income	2,489,954
Expenses:
Management services fees	397,157
Distribution and/or service fees
Class 2	53,174
Class 3	69,382
Service fees	46,708
Custodian fees	31,971
Printing and postage fees	18,101
Accounting services fees	55,130
Legal fees	12,772
Interest on collateral	173
Compensation of chief compliance officer	12
Compensation of board members	11,368
Deferred compensation of board members	50,511
Other	7,269
Total expenses	753,728
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,054)
Total net expenses	597,674
Net investment income	1,892,280
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,185,583)
Investments — affiliated issuers	226
Foreign currency translations	(22,371)
Forward foreign currency exchange contracts	1,294,808
Futures contracts	92,722
Option contracts purchased	4,727
Option contracts written	49,974
Swap contracts	(88,828)
Net realized loss	(2,854,325)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(726,317)
Investments — affiliated issuers	(11)
Foreign currency translations	(9,322)
Forward foreign currency exchange contracts	909,421
Futures contracts	(5,625)
Option contracts purchased	(37,515)
Option contracts written	18,141
Swap contracts	12,482
Net change in unrealized appreciation (depreciation)	161,254
Net realized and unrealized loss	(2,693,071)
Net decrease in net assets resulting from operations	$(800,791)
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment income	$1,892,280	$2,911,202
Net realized loss	(2,854,325)	(7,246,010)
Net change in unrealized appreciation (depreciation)	161,254	7,532,215
Net increase (decrease) in net assets resulting from operations	(800,791)	3,197,407
Distributions to shareholders
Net investment income and net realized gains
Class 1	(21,692)	(101,745)
Class 2	(370,886)	(2,270,620)
Class 3	(1,028,243)	(5,577,192)
Total distributions to shareholders	(1,420,821)	(7,949,557)
Decrease in net assets from capital stock activity	(9,557,633)	(7,109,350)
Total decrease in net assets	(11,779,245)	(11,861,500)
Net assets at beginning of year	83,646,833	95,508,333
Net assets at end of year	$71,867,588	$83,646,833

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	53,094	236,356	63,042	292,916
Distributions reinvested	4,897	21,692	23,177	101,745
Shares redeemed	(51,009)	(226,591)	(89,780)	(415,760)
Net increase (decrease)	6,982	31,457	(3,561)	(21,099)
Class 2
Shares sold	241,025	1,041,921	365,451	1,694,289
Distributions reinvested	86,052	370,886	530,519	2,270,620
Shares redeemed	(1,027,456)	(4,446,221)	(1,384,641)	(6,114,266)
Net decrease	(700,379)	(3,033,414)	(488,671)	(2,149,357)
Class 3
Shares sold	590,655	2,611,272	406,295	1,947,245
Distributions reinvested	233,692	1,028,243	1,276,245	5,577,192
Shares redeemed	(2,305,060)	(10,195,191)	(2,744,713)	(12,463,331)
Net decrease	(1,480,713)	(6,555,676)	(1,062,173)	(4,938,894)
Total net decrease	(2,174,110)	(9,557,633)	(1,554,405)	(7,109,350)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2024	$4.50	0.12	(0.16)	(0.04)	(0.09)	—	(0.09)
Year Ended 12/31/2023	$4.74	0.16	0.02	0.18	(0.42)	—	(0.42)
Year Ended 12/31/2022	$6.14	0.35	(1.39)	(1.04)	(0.26)	(0.10)	(0.36)
Year Ended 12/31/2021	$6.04	0.18	0.09	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.66	(0.01)	0.54	0.53	(0.04)	(0.11)	(0.15)
Class 2
Year Ended 12/31/2024	$4.38	0.10	(0.15)	(0.05)	(0.08)	—	(0.08)
Year Ended 12/31/2023	$4.62	0.14	0.03	0.17	(0.41)	—	(0.41)
Year Ended 12/31/2022	$5.99	0.32	(1.35)	(1.03)	(0.24)	(0.10)	(0.34)
Year Ended 12/31/2021	$5.89	0.14	0.12	0.26	(0.04)	(0.12)	(0.16)
Year Ended 12/31/2020	$5.53	(0.03)	0.52	0.49	(0.02)	(0.11)	(0.13)
Class 3
Year Ended 12/31/2024	$4.47	0.11	(0.16)	(0.05)	(0.08)	—	(0.08)
Year Ended 12/31/2023	$4.71	0.15	0.03	0.18	(0.42)	—	(0.42)
Year Ended 12/31/2022	$6.10	0.33	(1.37)	(1.04)	(0.25)	(0.10)	(0.35)
Year Ended 12/31/2021	$6.00	0.15	0.12	0.27	(0.05)	(0.12)	(0.17)
Year Ended 12/31/2020	$5.63	(0.02)	0.53	0.51	(0.03)	(0.11)	(0.14)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2024	$4.37	(0.92% )	0.81% (c)	0.61% (c)	2.57%	78%	$1,139
Year Ended 12/31/2023	$4.50	4.10%	0.74% (c),(d)	0.60% (c),(d)	3.39%	112%	$1,141
Year Ended 12/31/2022	$4.74	(17.51% )	0.70% (c)	0.60% (c)	6.63%	123%	$1,219
Year Ended 12/31/2021	$6.14	4.56%	0.72% (c)	0.61% (c)	2.99%	58%	$682
Year Ended 12/31/2020	$6.04	9.37%	0.74%	0.65%	(0.09% )	70%	$109
Class 2
Year Ended 12/31/2024	$4.25	(1.20% )	1.06% (c)	0.86% (c)	2.33%	78%	$19,634
Year Ended 12/31/2023	$4.38	3.89%	0.99% (c),(d)	0.85% (c),(d)	3.15%	112%	$23,286
Year Ended 12/31/2022	$4.62	(17.69% )	0.94% (c)	0.85% (c)	6.21%	123%	$26,850
Year Ended 12/31/2021	$5.99	4.43%	0.97% (c)	0.87% (c)	2.41%	58%	$31,002
Year Ended 12/31/2020	$5.89	8.97%	0.97%	0.89%	(0.47% )	70%	$21,434
Class 3
Year Ended 12/31/2024	$4.34	(1.06% )	0.94% (c)	0.74% (c)	2.47%	78%	$51,095
Year Ended 12/31/2023	$4.47	3.95%	0.86% (c),(d)	0.73% (c),(d)	3.26%	112%	$59,220
Year Ended 12/31/2022	$4.71	(17.58% )	0.82% (c)	0.73% (c)	6.26%	123%	$67,438
Year Ended 12/31/2021	$6.10	4.48%	0.85% (c)	0.74% (c)	2.46%	58%	$90,783
Year Ended 12/31/2020	$6.00	9.11%	0.85%	0.76%	(0.34% )	70%	$86,336
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements
December 31, 2024
Note 1. Organization
CTIVP® – BlackRock Global Inflation-Protected Securities Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1, Class 2 and Class 3 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to attain desired breakeven inflation exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to protect gains, to synthetically add or subtract principal exposure to a security and to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, there is less credit exposure to the FCM than in the case of an over-the-counter derivative, because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	625,515
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	22,416 *
Interest rate risk	Investments, at value — Option contracts purchased	32,206
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	34,955 *
Total		715,092

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,554
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	50,520 *
Interest rate risk	Option contracts written, at value	18,673
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	55,977 *
Total		134,724

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	1,294,808	—	(1,266)	—	—	1,293,542
Interest rate risk	—	92,722	5,993	49,974	(88,828)	59,861
Total	1,294,808	92,722	4,727	49,974	(88,828)	1,353,403

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	909,421	—	—	—	—	909,421
Interest rate risk	—	(5,625)	(37,515)	18,141	12,482	(12,517)
Total	909,421	(5,625)	(37,515)	18,141	12,482	896,904
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	4,842,829
Futures contracts — short	4,953,856

Derivative instrument	Average value ($)
Option contracts purchased	33,397
Option contracts written	(50,562)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	332,244	(199,924)
Interest rate swap contracts	28,126	(37,501)

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2024:
	Citi ($)	Deutsche Bank ($)	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	-	-	9,455	-	9,455
Forward foreign currency exchange contracts	111,003	514,512	-	-	625,515
Call option contracts purchased	19,831	-	-	12,375	32,206
Total assets	130,834	514,512	9,455	12,375	667,176
Liabilities
Centrally cleared interest rate swap contracts (a)	-	-	1,094	-	1,094
Forward foreign currency exchange contracts	9,059	495	-	-	9,554
Call option contracts written	3,302	35	-	3,300	6,637
Put option contracts written	4,747	7,289	-	-	12,036
Total liabilities	17,108	7,819	1,094	3,300	29,321
Total financial and derivative net assets	113,726	506,693	8,361	9,075	637,855
Total collateral received (pledged) (b)	19,995	-	-	-	19,995
Net amount (c)	93,731	506,693	8,361	9,075	617,860

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2024 was 0.51% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into a Subadvisory Agreement with BlackRock Financial Management, Inc. (BlackRock) to serve as a subadviser to the Fund. BlackRock International Limited (BIL), an affiliate of BlackRock, assists in providing day-to-day portfolio management of the Fund pursuant to the Sub-Subadvisory Agreement between BlackRock and BIL. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2024 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares and an annual rate of up to 0.125% of the Fund’s average daily net assets attributable to Class 3 shares. The Fund pays no distribution and service fees for Class 1 shares.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2024 through April 30, 2025 (%)	Voluntary expense cap May 1, 2024 through June 30, 2024 (%)	Contractual expense cap prior to May 1, 2024 (%)
Class 1	0.62	0.60	0.60
Class 2	0.87	0.85	0.85
Class 3	0.745	0.725	0.725
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, treasury inflation protected securities (tips), principal and/or interest from fixed income securities, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
763,702	(763,702)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2024			Year Ended December 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,420,821	—	1,420,821	7,949,557	—	7,949,557
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,360,058	—	(10,488,452)	(15,617,083)
At December 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
88,151,552	862,600	(16,479,683)	(15,617,083)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(5,840,588)	(4,647,864)	(10,488,452)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $60,052,307 and $71,602,194, respectively, for the year ended December 31, 2024, of which $55,021,547 and $65,308,604, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $22 for the year ended December 31, 2024.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2024.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. Uncertainty caused by the departure of the United Kingdom (UK) from the EU, which occurred in January 2020, could have negative impacts on the UK and EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates.  Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.  Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At December 31, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP – BlackRock Global Inflation-Protected Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP – BlackRock Global Inflation-Protected Securities Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – BlackRock Global Inflation-Protected Securities Fund  | 2024

CTIVP® – BlackRock Global Inflation-Protected Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2025 Columbia Management Investment Advisers, LLC.
ANN7029_12_D01_(02/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 24, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 24, 2025